EXHIBIT 10.2

                                 PLAN OF MERGER

                                       OF

                         ADVANCED CEILING SUPPLIES CORP.

                                       AND

                           UNITED VENTURE GROUP INC.

                  The undersigned, being all of the directors of United Venture Group Inc., a Delaware corporation, hereby authorize and approve the following Plan of Merger:

         1. United Venture Group Inc., which is a business corporation of the State of Delaware and is the parent corporation and the owner of all of the outstanding shares of Advanced Ceiling Supplies Corp., which is a business corporation of the State of Colorado and the subsidiary corporation, hereby merges Advanced Ceiling Supplies Corp. into United Venture Group Inc. pursuant to the provisions of the Colorado Business Corporation Act and of the laws of the jurisdiction of organization of United Venture Group Inc.

         2. The separate existence of Advanced Ceiling Supplies Corp. shall cease at the effective time and date of the merger and United Venture Group Inc. shall continue its existence as the surviving corporation pursuant to the provisions of the laws of the jurisdiction of its organization.

         3. The issued shares of Advanced Ceiling Supplies Corp. shall not be converted in any manner, but each said share which is issued at the effective time and date of the merger shall be surrendered and extinguished.

         4. The Board of Directors and the proper officers of United Venture Group Inc. are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file and/or record any and all instruments, papers and documents which shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of this plan of merger or of the merger herein provided for.

Date:  April 7, 2000



                                          DIRECTORS:

                                           /s/ Isaac Nussen
                                           ----------------------
                                           Isaac Nussen


                                           /s/ George Weisz
                                           ----------------------
                                           George Weisz


                                           /s/ Eric J. Rothschild
                                           ----------------------
                                           Eric J. Rothschild


                                           /s/ Israel Braun
                                           ----------------------
                                           Israel Braun

                                      -2-